SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2003 (October 14, 2003)

eResource Capital Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8662

(State or other jurisdiction of incorporation)	(Commission File Number)

23-2265039

(IRS Employer Identification Number)

6836 Morrison Blvd., Suite 200, Charlotte, NC 28211

(Address of principal executive offices) (Zip Code)

ITEM 7.     Financial Statements

(c)     Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release

ITEM 12.     Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12.

On October 14, 2003, eResource Capital Group, Inc. (“RCG”) issued a press release reporting earnings and other financial results for its fiscal year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1. The information in this press release is furnished not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

eResource Capital Group, Inc.

Date: October 16, 2003	By:	/s/ MICHAEL PRUITT Michael Pruitt Chief Executive Officer

EXHIBIT INDEX

99.1	Press release by eResource Capital Group, Inc. dated October 14, 2003.